Stone Toro Market Neutral Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated June 5, 2015 to the
Summary Prospectus dated February 24, 2015 and the Prospectus dated January 22, 2015, as amended February 5, 2015

Effective June 5, 2015, the second paragraph in the Principal Investment Strategies section on page 3 of the Summary Prospectus and the first paragraph on page 5 and the last paragraph on page 9 of the Prospectus will be replaced with the following information:

 The Fund’s long/short strategy seeks to generate returns uncorrelated with the market while minimizing risk. The advisor also seeks to minimize the risks of the Fund’s portfolio by limiting or hedging the Fund’s exposure to certain equity factors such as beta (a measure of an investment’s volatility compared to the volatility of the market), size, and valuation, as well as its exposure to any particular country or currency. The Fund’s advisor expects the Fund’s net exposure (long exposure minus short exposure) to average between -10% and 60% of the Fund’s net assets. The advisor expects the Fund’s short exposure (through short positions and related derivatives) and long exposure (through long positions and related derivatives) to each average between 60% and 150% of the Fund’s net assets. When assets are less than $5 million the advisor expects the short exposure to average between 0% and 150% of the Fund’s net assets. To the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund will employ leverage indirectly through trading on margin and entering into other forms of direct or indirect borrowings, including reverse repurchase agreements and short sales.

Please file this Supplement with your records.